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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 29, 2004


                               LECTEC CORPORATION
             (Exact name of registrant as specified in its charter)


           Minnesota                     0-16159                41-1301878
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
        incorporation)                                      Identification No.)


               10701 Red Circle Drive, Minnetonka, Minnesota 55343 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (952) 933-2291


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On December 29, 2004, LecTec Corporation, a Minnesota corporation ("LecTec"), completed a disposition of assets to Novartis Consumer Health, Inc., a Delaware corporation ("Novartis"). The assets were sold pursuant to an agreement executed on December 7, 2004 between LecTec and Novartis (the "Agreement"). The assets sold consisted of hydrogel coating and therapeutic converting machinery and equipment along with any documentation, spare parts, and software related to the equipment. Novartis paid LecTec the contract price of $733,100 during the month of December 2004. The contract price was based on the appraised value of the assets and on Novartis taking delivery of the equipment at LecTec's facility which occurred on December 6, 2004, when Novartis's representatives and employees began dismantling the equipment for shipment. The equipment was completely removed from LecTec's facility on December 29, 2004. LecTec is not required to install the equipment at Novartis's facility. Novartis was LecTec's only remaining contract manufacturing customer. In July of 2004, LecTec executed a new supply and licensing agreement with Novartis in conjunction with the wind down of LecTec's manufacturing operations which ceased on December 17, 2004.

         A copy of the Agreement is filed as an exhibit to this Form 8-K.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (a)  Financial Statements of Businesses Acquired

                   Not applicable

              (b)  Pro Forma Financial Information

                   None required

              (c)  Exhibits

              Exhibit  Description of Exhibit

              99.1 General Terms and Conditions for the Purchase of Capital Equipment dated as of December 2, 2004 between Novartis Consumer Health, Inc. and LecTec Corporation.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2004




                                          LECTEC CORPORATION


                                          /s/ Timothy P. Fitzgerald
                                          --------------------------------------
                                          Timothy P. Fitzgerald
                                          Chief Executive Officer and President





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